UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07418

Legg Mason Global Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Batterymarch

International Equity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch International Equity Trust

Fund objective

The Fund seeks maximum long-term total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch International Equity Trust for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting

Chairman

February 9, 2011

Legg Mason Batterymarch International Equity Trust	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Batterymarch International Equity Trust

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of

Legg Mason Batterymarch International Equity Trust	V

$850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

The international developed equity market, as measured by the MSCI EAFE Indexv, also posted a positive return but lagged its U.S. counterpart during the twelve months ended December 31, 2010, returning 7.75% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and Ireland and fears that it could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market. Emerging market equities generated strong results during the reporting period, posting positive returns during eight of the twelve months covered by this report. This was largely due to stronger economic growth in many developing countries and generally robust investor demand. During the twelve months ended December 31, 2010, the MSCI Emerging Markets Indexvi returned 18.88%.

VI	Legg Mason Batterymarch International Equity Trust

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President (Acting)

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]i	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. We, at Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, currently intend to invest substantially all of the Fund’s assets in non-U.S. equity securities. The three largest regions are Europe (excluding the UK), the UK and Japan. Our primary focus is value added through stock selection, with a secondary focus on region and sector allocation.

Batterymarch’s stock selection process for the developed market portion of the Fund’s portfolio uses a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based primarily on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze on a daily basis the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio.

The Fund may invest up to 35% of its total assets in securities of emerging market issuers. Our investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality companies that we believe have strong growth prospects and reasonable valuations.

The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with the objective of maximum total return while managing risk. We may also seek to enhance portfolio returns through active currency hedging strategies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The equity markets provided solid returns for the twelve-month reporting period, largely across region and sector, despite periods when equity prices retreated. At the beginning of the period, investors responded positively to improved economic data suggesting that the recovery had finally taken hold coming out of the financial crisis. Stimulus measures enacted by a number of countries seemed to be having a positive effect, and investors snapped up riskier assets including stocks with depressed price levels. However, beginning in March, signs emerged that the gradual withdrawal of government stimulus would expose weakness in the recovery, and weak economic data seemed to bear that out.

Investors’ concerns about the economy during the second quarter of 2010 were exacerbated by the European fiscal crisis originating in Greece and by the ongoing oil spill disaster in the Gulf of Mexico. However, austerity pledges by several European countries eased the crisis there, and stocks rallied in July as earnings reports/forecasts for a range of industries were surprisingly strong.

From that point through the end of the reporting period, investors in global equities again alternated between risk aversion and risk-taking behavior; markets continued to be macro-driven as investors reacted to mixed economic indicators. August saw most regions decline, as weak housing markets, stubbornly high unemployment and uncertainty about changes in financial regulation kept confidence low. Despite disappointing economic data, equity markets surged in September and finished the period on a

2	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Fund overview (cont’d)

positive note, producing a strong rally on the back of solid company earnings, a modest improvement in consumer spending, central banks’ commitments to quantitative easing and the European Union bailout of Ireland.

Of the major regions, Japan was the outperformer for the period despite the impact of a strong currency on exporters. While the government made a move to try to weaken the currency, the yen continued to climb compared to the U.S. dollar through the third quarter. As a result, smaller domestic names suffered as consumer demand stalled, and economic growth slowed considerably compared to forecasts.

The UK market is significantly driven by large multi-national companies that continued to be rewarded in the rally, despite being led down by BP in the wake of the Gulf oil spill. However, cautious sentiment toward both the local and global economy kept returns muted by the end of the period, especially in the Banks and Health Care sectors, and the overall return for the UK was in line with the MSCI EAFE Indexi.

Continental Europe underperformed for the period. Not surprisingly, the Banks sector negatively impacted returns. Utilities also had steep declines amid proposals for increased regulation.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment.

Performance review

For the twelve months ended December 31, 2010, Class C shares of Legg Mason Batterymarch International Equity Trust, excluding sales charges, returned 8.13%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 7.75% over the same time frame. The Lipper International Multi-Cap Core Funds Category Average1 returned 11.41% for the same period.

Performance Snapshot as of December 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Batterymarch International Equity Trust:
Class A	26.47%	8.95%
Class C	25.98%	8.13%
Class FI	26.53%	8.92%
Class R	26.22%	8.56%
Class I	26.73%	9.36%
Class IS	26.74%	9.37%
MSCI EAFE Index	24.18%	7.75%
Lipper International Multi-Cap Core Funds Category Average[1]	24.92%	11.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 241 funds for the six-month period and among the 238 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	3

deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed or exchanged within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.19%, 1.98%, 1.28%, 1.89%, 0.91% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares, 1.10% for Class I shares and 1.10% for Class IS shares. In addition, total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Stock selection in all the major regions contributed to relative performance for the period. Stock selection was especially strong in Japan, led by stocks in the Consumer Discretionary sector such as Sega Sammy Holdings Inc., which was overweight in the portfolio and returned over 60% for the year. The Information Technology sector was also strong, led by an overweight to Hitachi Ltd.

Stock selection was also strong in the Industrials sector in the UK and continental Europe. UK Industrials stock IMI PLC is a non-benchmark holding which was the lead outperformer for the year at the security level, enjoying strong sales and multiple earnings per share (“EPS”) forecast upgrades. A small allocation to emerging markets also benefited relative performance.

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials sector in the commodities-sensitive countries of Australia, New Zealand and Canada detracted from relative performance, with a non-benchmark Australian holding, Downer EDI Ltd., being the biggest detractor at the security level. The company faced write downs in June related to its offshore operations and historical contracts. Overweighting Spanish bank Banco Bilbao Vizcaya Argentaria SA also detracted from performance, as did overweighting BP PLC, given an environment which included the sovereign debt crisis and the BP oil spill. From an allocation perspective, underweights to Financials in Asia also detracted given their above benchmark returns.

Thank you for your investment in Legg Mason Batterymarch International Equity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 18, 2011

4	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Fund overview (cont’d)

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Vodafone Group PLC (1.9%), BHP Billiton Ltd. (1.6%), Royal Dutch Shell PLC, Class A Shares (1.6%), HSBC Holdings PLC (1.5%), BP PLC (1.4%), Novartis AG, Registered Shares (1.4%), Siemens AG, Registered Shares (1.3%), Nestle SA, Registered

Shares (1.3%), Telefonica SA (1.3%) and Rio Tinto PLC

(1.2%). Please refer to pages 11 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Financials (21.5%), Industrials (14.6%), Consumer Discretionary (12.1%), Materials (11.5%) and Consumer Staples (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	26.47%	$1,000.00	$1,264.70	1.34%	$7.65	Class A	5.00%	$1,000.00	$1,018.45	1.34%	$6.82
Class C	25.98	1,000.00	1,259.80	2.08	11.85	Class C	5.00	1,000.00	1,014.72	2.08	10.56
Class FI	26.53	1,000.00	1,265.30	1.26	7.19	Class FI	5.00	1,000.00	1,018.85	1.26	6.41
Class R	26.22	1,000.00	1,262.20	1.60	9.12	Class R	5.00	1,000.00	1,017.14	1.60	8.13
Class I	26.73	1,000.00	1,267.30	0.98	5.60	Class I	5.00	1,000.00	1,020.27	0.98	4.99
Class IS	26.74	1,000.00	1,267.40	0.90	5.14	Class IS	5.00	1,000.00	1,020.67	0.90	4.58

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/10	8.95%	8.13%	8.92%	8.56%	9.36%	9.37%
Five Years Ended 12/31/10	N/A	-0.88	-0.18	N/A	0.17	N/A
Ten Years Ended 12/31/10	N/A	3.13	N/A	N/A	4.19	N/A
Inception* through 12/31/10	21.44	3.94	8.55	-6.39	2.50	-5.38

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/10	2.69%	7.13%	8.92%	8.56%	9.36%	9.37%
Five Years Ended 12/31/10	N/A	-0.88	-0.18	N/A	0.17	N/A
Ten Years Ended 12/31/10	N/A	3.13	N/A	N/A	4.19	N/A
Inception* through 12/31/10	17.74	3.94	8.55	-6.39	2.50	-5.38

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/10)	44.84%
Class C (12/31/00 through 12/31/10)	36.11
Class FI (Inception date of 5/16/03 through 12/31/10)	86.92
Class R (Inception date of 12/28/06 through 12/31/10)	-23.27
Class I (12/31/00 through 12/31/10)	50.78
Class IS (Inception date of 8/4/08 through 12/31/10)	-12.46

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

8	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — February 3, 2009 - December 2010

Value of $10,000 invested in

Class C Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — December 2000 - December 2010

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — May 16, 2003 - December 2010

Value of $1,000,000 invested in

Class R Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — December 28, 2006 - December 2010

10	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — December 2000 - December 2010

Value of $1,000,000 invested in

Class IS Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI Index† — August 4, 2008 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, R, I and IS shares of Legg Mason Batterymarch International Equity Trust on February 3, 2009 (commencement of operations), December 31, 2000, May 16, 2003 (commencement of operations), December 28, 2006 (commencement of operations), December 31, 2000 and August 4, 2008 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	11

Schedule of investments

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Common Stocks — 98.3%
Consumer Discretionary — 12.1%
Auto Components — 2.2%
Aisin Seiki Co., Ltd.	42,600	$1,507,449
Bridgestone Corp.	128,700	2,487,133
Hyundai Mobis	8,782	2,201,497	*
Valeo SA	42,375	2,404,611	*
Total Auto Components		8,600,690
Automobiles — 3.4%
Bayerische Motoren Werke AG	22,763	1,790,111
DaimlerChrysler AG, Registered Shares	46,939	3,182,018	*
Fiat SpA	59,468	1,226,177
Fuji Heavy Industries Ltd.	278,000	2,157,162
Nissan Motor Co., Ltd.	217,800	2,073,647
Toyota Motor Corp.	83,575	3,314,590
Total Automobiles		13,743,705
Hotels, Restaurants & Leisure — 0.6%
SJM Holdings Ltd.	725,000	1,151,001
Whitbread PLC	46,184	1,288,897
Total Hotels, Restaurants & Leisure		2,439,898
Household Durables — 1.8%
Sekisui Chemical Co., Ltd.	172,000	1,235,078
Sekisui House Ltd.	195,000	1,971,856
Sony Corp.	107,000	3,857,483
Total Household Durables		7,064,417
Leisure Equipment & Products — 0.6%
Sega Sammy Holdings Inc.	129,200	2,458,603
Media — 1.7%
Axel Springer AG	10,237	1,668,924
ITV PLC	1,176,652	1,285,079	*
Reed Elsevier NV	110,866	1,371,427
Vivendi Universal SA	93,998	2,537,312
Total Media		6,862,742
Multiline Retail — 0.4%
Next PLC	55,906	1,721,469
Textiles, Apparel & Luxury Goods — 1.4%
Burberry Group PLC	163,393	2,863,344
Christian Dior SA	11,112	1,587,354

See Notes to Financial Statements.

12	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Industria de Diseno Textil S.A.	12,359	$925,354
Total Textiles, Apparel & Luxury Goods		5,376,052
Total Consumer Discretionary		48,267,576
Consumer Staples — 9.5%
Beverages — 1.9%
Anheuser-Busch InBev NV	55,899	3,197,067
Carlsberg A/S	13,719	1,373,609
Coca Cola Hellenic Bottling Co. SA	37,676	974,707
Diageo PLC	103,340	1,909,240
Total Beverages		7,454,623
Food & Staples Retailing — 3.3%
Aeon Co., Ltd.	199,500	2,496,514
Alimentation Couche-Tard Inc., Class B Shares	88,000	2,394,931
Casino Guichard Perrachon SA	21,724	2,117,723
Kesko Oyj, Class B Shares	28,447	1,327,819
Koninklijke Ahold NV	147,988	1,953,042
Tesco PLC	440,788	2,920,737
Total Food & Staples Retailing		13,210,766
Food Products — 3.0%
CSM	41,447	1,450,549
Danisco A/S	26,774	2,447,941
Marine Harvest ASA	2,064,445	2,182,951
Nestle SA, Registered Shares	90,759	5,314,498
Unilever NV, CVA	20,773	646,784
Total Food Products		12,042,723
Tobacco — 1.3%
British American Tobacco PLC	97,767	3,755,075
Imperial Tobacco Group PLC	43,392	1,331,400
Total Tobacco		5,086,475
Total Consumer Staples		37,794,587
Energy — 8.1%
Energy Equipment & Services — 0.5%
Acergy SA	90,415	2,215,807
Oil, Gas & Consumable Fuels — 7.6%
BG Group PLC	163,880	3,311,347
BP PLC	787,514	5,716,081
Eni SpA	47,246	1,031,623
JX Holdings Inc.	178,800	1,213,435

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	13

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
OMV AG	43,063	$1,789,652
Pacific Rubiales Energy Corp.	46,400	1,574,977
Royal Dutch Shell PLC, Class A Shares	188,736	6,237,102
Royal Dutch Shell PLC, Class B Shares	113,644	3,747,405
Total SA	76,303	4,042,861
Yanzhou Coal Mining Co., Ltd., Class H Shares	552,000	1,683,100
Total Oil, Gas & Consumable Fuels		30,347,583
Total Energy		32,563,390
Financials — 20.3%
Capital Markets — 1.6%
Credit Suisse Group AG, Registered Shares	15,485	623,872
Daiwa Securities Group Inc.	228,000	1,173,839
Deutsche Bank AG, Registered Shares	47,474	2,480,485
Intermediate Capital Group PLC	197,144	1,023,225
UBS AG, Registered Shares	76,911	1,262,656	*
Total Capital Markets		6,564,077
Commercial Banks — 9.8%
Australia & New Zealand Banking Group Ltd.	91,157	2,177,047
Banco Bilbao Vizcaya Argentaria SA	284,395	2,873,080
Banco Santander SA	375,017	3,973,000
Bank of China Ltd.	1,982,000	1,048,016
BNP Paribas SA	57,112	3,633,536
Commerzbank AG	142,395	1,056,829	*
Commonwealth Bank of Australia	64,027	3,324,766
Gunma Bank Ltd.	166,000	911,886
HSBC Holdings PLC	610,547	6,197,843
Mitsubishi UFJ Financial Group Inc.	570,300	3,083,652
National Australia Bank Ltd.	77,446	1,877,319
Societe Generale	20,900	1,123,291
Standard Chartered PLC	70,461	1,895,560
Sumitomo Mitsui Financial Group Inc.	83,600	2,977,844
Westpac Banking Corp.	124,755	2,833,984
Total Commercial Banks		38,987,653
Consumer Finance — 1.1%
Credit Saison Co., Ltd.	129,700	2,132,646
ORIX Corp.	24,060	2,367,772
Total Consumer Finance		4,500,418

See Notes to Financial Statements.

14	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Diversified Financial Services — 0.5%
Challenger Financial Services Group Ltd.	201,438	$968,345
ING Groep NV, CVA	98,400	957,261	*
Total Diversified Financial Services		1,925,606
Insurance — 6.2%
Allianz AG, Registered Shares	23,778	2,825,710
Amlin PLC	280,933	1,790,992
Aviva PLC	483,782	2,964,258
Baloise Holding AG	29,553	2,876,281
Hannover Rueckversicherung AG	37,093	1,989,387
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	22,183	3,363,014
Prudential PLC	112,330	1,169,893
Sampo Oyj, Class A Shares	74,232	1,988,884
SCOR SE	50,201	1,274,588
Sun Life Financial Inc.	24,900	754,037
Suncorp Group Ltd.	116,711	1,027,793
Swiss Reinsurance	25,637	1,379,188
Zurich Financial Services AG	5,611	1,453,459
Total Insurance		24,857,484
Real Estate Investment Trusts (REITs) — 0.5%
Link REIT	675,000	2,097,217
Real Estate Management & Development — 0.6%
New World Development Co., Ltd.	741,000	1,393,760
Wheelock & Co. Ltd.	258,000	1,042,250
Total Real Estate Management & Development		2,436,010
Total Financials		81,368,465
Health Care — 7.4%
Health Care Providers & Services — 0.4%
Medipal Holdings Corp.	144,400	1,591,797
Pharmaceuticals — 7.0%
AstraZeneca PLC	98,652	4,494,277
Bayer AG	16,904	1,249,161
GlaxoSmithKline PLC	144,453	2,792,685
Novartis AG, Registered Shares	96,716	5,684,005
Novo Nordisk A/S, Class B Shares	25,400	2,864,191
Roche Holding AG	30,299	4,439,533
Sanofi-Aventis	54,069	3,457,277
Takeda Pharmaceutical Co., Ltd.	19,900	979,191

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	15

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Pharmaceuticals — continued
Teva Pharmaceutical Industries Ltd., ADR	42,100	$2,194,673
Total Pharmaceuticals		28,154,993
Total Health Care		29,746,790
Industrials — 14.6%
Aerospace & Defense — 0.2%
MTU Aero Engines Holding AG	14,079	952,165
Airlines — 0.3%
Cathay Pacific Airways Ltd.	394,000	1,087,291
Commercial Services & Supplies — 0.4%
Brambles Ltd.	198,737	1,447,270
Construction & Engineering — 0.4%
Koninklijke Boskalis Westminster NV	37,393	1,783,867
Electrical Equipment — 0.6%
ABB Ltd.	42,837	954,326	*
Legrand SA	31,930	1,300,309
Total Electrical Equipment		2,254,635
Industrial Conglomerates — 3.6%
Bidvest Group Ltd.	91,840	2,185,339
DCC PLC	35,053	1,105,455
Fraser and Neave Ltd.	322,000	1,608,306
Jardine Matheson Holdings Ltd.	36,400	1,601,600
SembCorp Industries Ltd.	241,000	965,240
Siemens AG, Registered Shares	42,920	5,316,715
Smiths Group PLC	78,370	1,521,223
Total Industrial Conglomerates		14,303,878
Machinery — 5.2%
Alfa Laval AB	133,166	2,805,621
Atlas Copco AB, Class A Shares	137,432	3,467,651
IMI PLC	168,061	2,476,125
Melrose PLC	330,822	1,604,089
Metso Corp.	48,120	2,687,855
SembCorp Marine Ltd.	640,000	2,677,991
Tata Motors Ltd., ADR	70,300	2,062,602
Volvo AB, Class B Shares	73,026	1,286,653	*
Wartsila Oyj	21,794	1,662,942
Total Machinery		20,731,529
Marine — 0.4%
Mitsui O.S.K. Lines Ltd.	223,000	1,521,641

See Notes to Financial Statements.

16	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Professional Services — 0.3%
WS Atkins PLC	104,736	$1,143,873
Road & Rail — 0.2%
FirstGroup PLC	153,863	955,473
Trading Companies & Distributors — 3.0%
Itochu Corp.	215,100	2,177,758
Marubeni Corp.	157,000	1,104,163
Mitsubishi Corp.	129,100	3,495,034
Mitsui & Co., Ltd.	165,600	2,735,184
Sojitz Corp.	1,170,200	2,565,533
Total Trading Companies & Distributors		12,077,672
Total Industrials		58,259,294
Information Technology — 5.8%
Communications Equipment — 0.5%
Research In Motion Ltd.	31,400	1,833,851	*
Computers & Peripherals — 2.1%
Fujitsu Ltd.	416,000	2,894,938
Logitech International SA	113,482	2,160,406	*
NEC Corp.	489,000	1,469,590
Seiko Epson Corp.	100,300	1,828,353
Total Computers & Peripherals		8,353,287
Electronic Equipment, Instruments & Components — 0.7%
Hitachi Ltd.	560,000	2,986,575
IT Services — 0.2%
NTT Data Corp.	267	924,420
Semiconductors & Semiconductor Equipment — 1.8%
Aixtron AG	79,801	2,943,744
Infineon Technologies AG	127,694	1,188,149	*
Tokyo Electron Ltd.	16,300	1,031,925
United Microelectronics Corp., ADR	692,800	2,189,248
Total Semiconductors & Semiconductor Equipment		7,353,066
Software — 0.5%
SAP AG	12,658	644,457
Software AG	8,696	1,275,927
Total Software		1,920,384
Total Information Technology		23,371,583
Materials — 11.5%
Chemicals — 4.1%
Arkema	23,882	1,719,181

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	17

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Chemicals — continued
BASF SE	53,125	$4,238,159
Givaudan SA, Registered Shares	2,482	2,678,436
Lanxess AG	30,397	2,400,613
Mitsubishi Gas Chemical Co., Inc.	183,000	1,300,542
Nitto Denko Corp.	44,600	2,101,182
Ube Industries Ltd.	630,000	1,893,337
Total Chemicals		16,331,450
Construction Materials — 0.5%
Cemex SAB de CV, Participation Certificates, ADR	188,104	2,014,594	*
Metals & Mining — 6.3%
Anglo American PLC	70,141	3,647,595
BHP Billiton Ltd.	142,173	6,580,010
BHP Billiton PLC	112,072	4,457,397
Magnitogorsk Iron & Steel Works, GDR	63,797	928,246
Mitsubishi Materials Corp.	371,000	1,183,508	*
Rio Tinto Ltd.	17,027	1,488,479
Rio Tinto PLC	70,339	4,920,142
Xstrata PLC	83,316	1,955,613
Total Metals & Mining		25,160,990
Paper & Forest Products — 0.6%
UPM-Kymmene Oyj	132,073	2,333,186
Total Materials		45,840,220
Telecommunication Services — 5.4%
Diversified Telecommunication Services — 2.6%
Koninklijke KPN NV	116,422	1,698,876
Tele2 AB	60,554	1,256,881
Telefonica SA	226,800	5,141,630
Telenor ASA	141,044	2,291,492
Total Diversified Telecommunication Services		10,388,879
Wireless Telecommunication Services — 2.8%
America Movil SAB de CV, Series L Shares, ADR	21,300	1,221,342
KDDI Corp.	247	1,426,813
Millicom International Cellular SA, SDR	12,671	1,217,052
Vodafone Group PLC	2,889,434	7,469,148
Total Wireless Telecommunication Services		11,334,355
Total Telecommunication Services		21,723,234

See Notes to Financial Statements.

18	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Security			Shares	Value
Utilities — 3.6%
Electric Utilities — 1.1%
E.ON AG			40,627	$1,245,138
Kansai Electric Power Co. Inc.			34,200	844,153
Red Electrica de Espana			22,729	1,069,121
Terna SpA			322,450	1,361,612
Total Electric Utilities				4,520,024
Gas Utilities — 0.9%
Snam Rete Gas SpA			298,750	1,485,097
Tokyo Gas Co., Ltd.			495,000	2,194,852
Total Gas Utilities				3,679,949
Multi-Utilities — 1.0%
GDF Suez			77,896	2,794,881
National Grid PLC			112,677	971,481
Total Multi-Utilities				3,766,362
Water Utilities — 0.6%
Severn Trent PLC			110,233	2,540,153
Total Utilities				14,506,488
Total Common Stocks (Cost — $343,478,251)				393,441,627
Preferred Stocks — 1.2%
Financials — 1.2%
Commercial Banks — 1.2%
Banco Bradesco SA			111,030	2,183,813
Itau Unibanco Holding SA			103,500	2,480,883
Total Preferred Stocks (Cost — $4,003,831)				4,664,696
Rights — 0.0%
Banco Bradesco SA (Cost - $0)			1,839	9,516	*
Total Investments before Short-Term Investments (Cost — $347,482,082)				398,115,839

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
Bank of America repurchase agreement dated 12/31/10; Proceeds at maturity — $1,038,949; (Fully collateralized by U.S. government agency obligations, 0.260% due 11/18/11; Market value — $1,064,692)	0.110%	1/3/11	$1,038,939	1,038,939

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	19

Legg Mason Batterymarch International Equity Trust

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $1,038,951; (Fully collateralized by U.S. government agency obligations, 0.180% due 11/9/11; Market value — $1,064,508)	0.130%	1/3/11	$1,038,940	$1,038,940
Total Short-Term Investments (Cost — $2,077,879)				2,077,879
Total Investments — 100.0% (Cost — $349,559,961#)				400,193,718
Liabilities in Excess of Other Assets — 0.0%				(67,403)
Total Net Assets — 100.0%				$400,126,315

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $353,469,872.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

20	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Batterymarch International Equity Trust

Summary of Investments by Country† (unaudited)
United Kingdom	21.5%
Japan	18.9
Germany	10.0
Switzerland	7.2
France	7.0
Australia	5.4
Netherlands	4.0
Spain	3.5
Finland	2.5
Sweden	2.2
Hong Kong	2.1
Norway	1.7
Denmark	1.7
Canada	1.6
Singapore	1.3
Italy	1.3
Brazil	1.2
Mexico	0.8
Belgium	0.8
China	0.7
South Korea	0.6
Israel	0.6
Taiwan	0.5
South Africa	0.5
India	0.5
Austria	0.4
Luxembourg	0.3
Ireland	0.3
Greece	0.2
Russia	0.2
Short-term investments	0.5
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2010 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	21

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $349,559,961)	$400,193,718
Foreign currency, at value (Cost — $230,031)	234,835
Dividends and interest receivable	1,079,298
Receivable for Fund shares sold	249,942
Unrealized appreciation on forward foreign currency contracts	185,404
Prepaid expenses	56,110
Total Assets	401,999,307

Liabilities:
Payable for Fund shares repurchased	952,880
Unrealized depreciation on forward foreign currency contracts	315,221
Investment management fee payable	244,718
Distribution fees payable	120,460
Directors’ fees payable	10,050
Accrued expenses	229,663
Total Liabilities	1,872,992
Total Net Assets	$400,126,315

Net Assets:
Par value (Note 7)	$30,662
Paid-in capital in excess of par value	689,903,415
Overdistributed net investment income	(38,681)
Accumulated net realized loss on investments and foreign currency transactions	(340,313,056)
Net unrealized appreciation on investments and foreign currencies	50,543,975
Total Net Assets	$400,126,315

See Notes to Financial Statements.

22	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
ClassA	592,472
ClassC	10,611,061
ClassFI	967,641
ClassR	88,044
ClassI	6,360,018
ClassIS	12,042,638

Net Asset Value:
ClassA†	$12.80
ClassC†*	$12.82
ClassFI†	$13.21
ClassR†	$13.22
ClassI†	$13.19
ClassIS†	$13.18
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$13.58

†	Redemption price per share is NAV of the class’ shares reduced by a 2% redemption fee on certain redemptions, including exchanges, of shares redeemed or exchanged within 60 days from purchase payment (See Note 1).

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	23

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends	$15,136,827
Interest	7,874
Less: Foreign taxes withheld	(1,418,563)
Total Investment Income	13,726,138

Expenses:
Investment management fee (Note 2)	3,746,255
Distribution fees (Notes 2 and 5)	1,499,621
Transfer agent fees (Note 5)	339,724
Custody fees	240,794
Registration fees	88,746
Directors’ fees	78,184
Shareholder reports	63,479
Audit and tax	49,396
Legal fees	48,635
Insurance	16,729
Miscellaneous expenses	42,983
Total Expenses	6,214,546
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,045)
Compensating balance arrangements (Note 1)	(453)
Net Expenses	6,199,048
Net Investment Income	7,527,090

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	7,686,881
Foreign currency transactions	50,471
Net Realized Gain	7,737,352
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	10,094,282
Foreign currencies	(163,772)
Change in Net Unrealized Appreciation (Depreciation)	9,930,510
Net Gain on Investments and Foreign Currency Transactions	17,667,862
Increase in Net Assets From Operations	$25,194,952

See Notes to Financial Statements.

24	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$7,527,090	$11,835,264
Net realized gain (loss)	7,737,352	(85,562,226)
Change in net unrealized appreciation (depreciation)	9,930,510	173,418,605
Increase in Net Assets From Operations	25,194,952	99,691,643

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,500,049)	(11,600,039)
Decrease in Net Assets From Distributions to Shareholders	(7,500,049)	(11,600,039)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	100,815,005	94,394,594
Reinvestment of distributions	7,200,090	11,481,095
Cost of shares repurchased	(299,815,097)	(167,635,306)
Decrease in Net Assets From Fund Share Transactions	(191,800,002)	(61,759,617)
Increase (Decrease) in Net Assets	(174,105,099)	26,331,987

Net Assets:
Beginning of year	574,231,414	547,899,427
End of year*	$400,126,315	$574,231,414
* Includes overdistributed net investment income of:	$(38,681)	$(116,193)

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	25

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]

Net asset value, beginning of year	$11.98	$9.20

Income from operations:
Net investment income	0.17	0.23
Net realized and unrealized gain	0.90	2.80
Total income from operations	1.07	3.03

Less distributions from:
Net investment income	(0.25)	(0.25)
Total distributions	(0.25)	(0.25)

Net asset value, end of year	$12.80	$11.98
Total return[3]	8.95%	32.94%

Net assets, end of year (000s)	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.32%	1.19%[4]
Net expenses[5,6,7]	1.28	1.19 [4]
Net investment income	1.44	2.40 [4]

Portfolio turnover rate	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.00	$10.16	$19.31	$19.66	$16.06

Income (loss) from operations:
Net investment income	0.08	0.16	0.29	0.16	0.04
Net realized and unrealized gain (loss)	0.90	1.84	(9.16)	1.42	4.19
Total income (loss) from operations	0.98	2.00	(8.87)	1.58	4.23

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.28)	(0.12)	(0.01)
Net realized gains	—	—	—	(1.81)	(0.62)
Total distributions	(0.16)	(0.16)	(0.28)	(1.93)	(0.63)

Net asset value, end of year	$12.82	$12.00	$10.16	$19.31	$19.66
Total return[3]	8.13%	19.65%	(45.95)%	8.27%	26.39%

Net assets, end of year (000s)	$136,014	$163,709	$192,768	$505,182	$449,534

Ratios to average net assets:
Gross expenses	2.03%	1.96%	1.92%	1.92%	2.00%
Net expenses[4,5,6]	2.03	1.95	1.92	1.91	2.00
Net investment income	0.66	1.54	1.86	0.75	0.21

Portfolio turnover rate	92%	123%	114%	120%	111%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.36	$10.47	$20.01	$20.33	$16.54

Income (loss) from operations:
Net investment income	0.19	0.25	0.40	0.30	0.16
Net realized and unrealized gain (loss)	0.91	1.88	(9.51)	1.48	4.34
Total income (loss) from operations	1.10	2.13	(9.11)	1.78	4.50

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.43)	(0.29)	(0.09)
Net realized gains	—	—	—	(1.81)	(0.62)
Total distributions	(0.25)	(0.24)	(0.43)	(2.10)	(0.71)

Net asset value, end of year	$13.21	$12.36	$10.47	$20.01	$20.33
Total return[3]	8.92%	20.35%	(45.54)%	9.03%	27.28%

Net assets, end of year (000s)	$12,787	$25,798	$32,050	$54,058	$30,502

Ratios to average net assets:
Gross expenses	1.27%	1.28%	1.22%	1.20%	1.27%
Net expenses[4,5]	1.27	1.28	1.22	1.20	1.27
Net investment income	1.54	2.38	2.51	1.39	0.86

Portfolio turnover rate	92%	123%	114%	120%	111%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

See Notes to Financial Statements.

28	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$12.37	$10.47	$19.95	$20.32	$20.33

Income (loss) from operations:
Net investment income	0.14	0.22	0.34	0.07	0.00	[3]
Net realized and unrealized gain (loss)	0.92	1.88	(9.47)	1.64	(0.01)
Total income (loss) from operations	1.06	2.10	(9.13)	1.71	(0.01)

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.35)	(0.27)	—
Net realized gains	—	—	—	(1.81)	—
Total distributions	(0.21)	(0.20)	(0.35)	(2.08)	—

Net asset value, end of year	$13.22	$12.37	$10.47	$19.95	$20.32
Total return[4]	8.56%	20.06%	(45.80)%	8.67%	(0.05)%

Net assets, end of year (000s)	$1,164	$1,898	$2,598	$3,712	$10

Ratios to average net assets:
Gross expenses	1.74%	1.89%	1.71%	1.96%	1.40%[5]
Net expenses[6,7,8]	1.60	1.60	1.60	1.60	1.40	[5]
Net investment income (loss)	1.13	2.08	2.17	0.31	(1.35)	[5]

Portfolio turnover rate	92%	123%	114%	120%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (commencement of operations) to December 31,2006.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.33	$10.44	$19.99	$20.29	$16.50

Income (loss) from operations:
Net investment income	0.21	0.28	0.53	0.39	0.17
Net realized and unrealized gain (loss)	0.95	1.90	(9.60)	1.46	4.39
Total income (loss) from operations	1.16	2.18	(9.07)	1.85	4.56

Less distributions from:
Net investment income	(0.30)	(0.29)	(0.48)	(0.34)	(0.15)
Net realized gains	—	—	—	(1.81)	(0.62)
Total distributions	(0.30)	(0.29)	(0.48)	(2.15)	(0.77)

Net asset value, end of year	$13.19	$12.33	$10.44	$19.99	$20.29
Total return[3]	9.36%	20.87%	(45.38)%	9.40%	27.70%

Net assets, end of year (000s)	$83,879	$89,298	$85,952	$525,597	$209,791

Ratios to average net assets:
Gross expenses	0.96%	0.91%	0.86%	0.84%	0.93%
Net expenses[4,5,6]	0.96	0.90	0.86	0.84	0.93
Net investment income	1.74	2.58	3.06	1.83	0.88

Portfolio turnover rate	92%	123%	114%	120%	111%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1],2	2010	2009	2008[3]

Net asset value, beginning of year	$12.33	$10.44	$16.48

Income (loss) from operations:
Net investment income	0.23	0.28	0.11
Net realized and unrealized gain (loss)	0.93	1.91	(5.69)
Total income (loss) from operations	1.16	2.19	(5.58)

Less distributions from:
Net investment income	(0.31)	(0.30)	(0.46)
Total distributions	(0.31)	(0.30)	(0.46)

Net asset value, end of year	$13.18	$12.33	$10.44
Total return[4]	9.37%	20.92%	(33.81)%

Net assets, end of year (000s)	$158,699	$284,206	$234,531

Ratios to average net assets:
Gross expenses	0.88%	0.86%	0.85%[5]
Net expenses[6,7]	0.88	0.86	0.85 [5]
Net investment income	1.92	2.57	2.25 [5]

Portfolio turnover rate	92%	123%	114%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch International Equity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Trust, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$81,368,465	—	—	$81,368,465
Other common stocks	312,073,162		—	312,073,162
Preferred stocks	4,664,696	—	—	4,664,696
Rights	9,516	—	—	9,516
Total long-term investments	$398,115,839	—	—	$398,115,839
Short-term investments†	—	$2,077,879	—	2,077,879
Total investments	$398,115,839	$2,077,879	—	$400,193,718
Other financial instruments:
Forward foreign currency contracts	—	$185,404	—	$185,404
Total	$398,115,839	$2,263,283	—	$400,379,122

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$315,221	—	$315,221

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2010, as a result of the fair value pricing procedures for international equities approved by the Fund’s Board of Directors and utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	33

repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts on a limited basis to hedge against a modest portion of the foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Redemptions in-kind. The Fund under certain conditions, may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains

34	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Notes to financial statements (cont’d)

and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the period ended December 31, 2010, the Fund realized $8,944,064 of net gain on $154,230,596 redemption in-kind transactions, which will not be recognized for tax purposes.

(f) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This amount is shown as a reduction of expenses in the Statement of Operations.

(k) Redemption fee. The Fund imposes a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	35

in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(4,637,618)	$4,637,618
(b)	$50,471	(50,471)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc (“Batterymarch”) is the Fund’s investment adviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays the Batterymarch 66 2/3% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI, R, I and IS shares did not exceed 1.35%, 2.10%, 1.35%, 1.60%, 1.10% and 1.10%, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $15,045.

36	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Notes to financial statements (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2010, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

	Class A	Class C	Class R
Expires December 31, 2013	$3,340	$9,486	$2,219

For the year ended December 31, 2010, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately $5,000 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of December 31, 2010, Legg Mason and its affiliates owned 36% of the Fund.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$446,353,298
Sales	481,174,233

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	37

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$57,095,080
Gross unrealized depreciation	(10,371,234)
Net unrealized appreciation	$46,723,846

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	State Street Bank & Trust Co.	2,660,000	$4,146,800	1/12/11	$(50,281)
Euro	State Street Bank & Trust Co.	4,501,000	6,014,560	1/12/11	60,187
Japanese Yen	State Street Bank & Trust Co.	293,681,000	3,617,719	1/12/11	125,217
					135,123
Contracts to Sell:
British Pound	State Street Bank & Trust Co.	2,660,000	4,146,800	1/12/11	(10,393)
Euro	State Street Bank & Trust Co.	4,501,000	6,014,560	1/12/11	(119,555)
Japanese Yen	State Street Bank & Trust Co.	293,681,000	3,617,719	1/12/11	(134,992)
					(264,940)
Net unrealized loss on open forward foreign currency contracts					$(129,817)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$185,404

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$315,221

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

38	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$253,688

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(164,979)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$1,450,565
Forward foreign currency contracts (to sell)	3,513,236

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of each class. The Rule 12b-1 plans for Class FI and Class R provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% and 0.75% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plans of 0.25% and 0.50% of the average daily net assets of Class R and Class FI, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Service and Distribution Fees	Transfer Agent Fees
Class A	$20,434	$15,502
Class C	1,419,826	216,851
Class FI	51,196	31,227
Class R	8,165	5,832
Class I	—	60,552
Class IS	—	9,760
Total	$1,499,621	$339,724

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	39

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$3,340
Class C	9,486
Class R	2,219
Total	$15,045

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$147,362	$193,006	*
Class C1	1,647,961	2,145,379
Class FI2	241,933	498,319
Class R	18,254	30,992
Class I2	1,843,822	2,064,389
Class IS2	3,600,717	6,667,954
Total	$7,500,049	$11,600,039

*	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

7. Capital shares

At December 31, 2010, there were 125,000,000 shares authorized at $.001 par value for each of Class A, Class C and Class I, 100,000,000 shares authorized at $.001 par value for each of Class FI and Class IS, and 500,000,000 shares authorized at $.001 par value for Class R.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	64,916	$761,836	964,719	*	$8,996,149	*
Shares issued on reinvestment	11,280	144,716	15,888	*	191,924	*
Shares repurchased	(261,985)	(3,066,759)	(202,346)	*	(1,890,704)	*
Net increase (decrease)	(185,789)	$(2,160,207)	778,261	*	$7,297,369	*

Class C1
Shares sold	479,230	$5,671,752	853,590		$8,588,742
Shares issued on reinvestment	126,665	1,627,638	175,382		2,122,117
Shares repurchased	(3,641,255)	(42,947,851)	(6,356,302)		(63,264,352)
Net decrease	(3,035,360)	$(35,648,461)	(5,327,330)		$(52,553,493)

40	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class FI2
Shares sold	165,214	$1,965,728	480,404	$4,827,691
Shares issued on reinvestment	17,447	231,164	38,220	476,604
Shares repurchased	(1,302,556)	(15,608,959)	(1,492,908)	(16,762,807)
Net decrease	(1,119,895)	$(13,412,067)	(974,284)	$(11,458,512)

Class R
Shares sold	29,467	$361,363	51,913	$517,979
Shares issued on reinvestment	1,376	18,254	2,483	30,992
Shares repurchased	(96,198)	(1,182,168)	(149,044)	(1,699,274)
Net decrease	(65,355)	$(802,551)	(94,648)	$(1,150,303)

Class I2
Shares sold	1,324,253	$16,058,024	2,177,827	$24,124,090
Shares issued on reinvestment	119,334	1,577,601	160,089	1,991,503
Shares repurchased	(2,323,755)	(27,450,427)	(3,327,707)	(36,281,599)
Net decrease	(880,168)	$(9,814,802)	(989,791)	$(10,166,006)

Class IS2
Shares sold	6,541,863	$75,996,302	4,551,295	$47,339,943
Shares issued on reinvestment	272,575	3,600,717	536,440	6,667,955
Shares repurchased	(17,828,021)	(209,558,933)	(4,493,562)	(47,736,570)
Net increase (decrease)	(11,013,583)	$(129,961,914)	594,173	$6,271,328

*	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$7,500,049	$11,600,039

Legg Mason Batterymarch International Equity Trust 2010 Annual Report	41

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$170,692
Capital loss carryforward*	(336,468,152)
Other book/tax temporary differences(a)	(144,366)
Unrealized appreciation (depreciation)(b)	46,634,064
Total accumulated earnings (losses) — net	$(289,807,762)

*	As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(145,707,230)
12/31/2017	(187,642,091)
12/31/2018	(3,118,831)
$(336,468,152)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2010.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

42	Legg Mason Batterymarch International Equity Trust 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Legg Mason Batterymarch International Equity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch International Equity Trust (one of the Portfolios comprising Legg Mason Global Trust, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

Legg Mason Batterymarch International Equity Trust	43

Board approval of management and investment advisory agreements (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the advisory and management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible

44	Legg Mason Batterymarch International Equity Trust

Board approval of management and investment advisory agreements (unaudited) (cont’d)

for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that as of June 30, 2010, the Fund’s underperformance resulted in fifth quintile 1, 3 and 5 year performance rankings. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model during specific periods, noting that underperformance was concentrated in periods involving market extremes, and noted the 10 year above-median performance. The Board concluded that the Adviser’s investment methodology is fundamentally sound and that the Adviser has capable personnel and adequate resources. The Board also noted the improving performance reported by the Adviser. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and

Legg Mason Batterymarch International Equity Trust	45

oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (first and third quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

46	Legg Mason Batterymarch International Equity Trust

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Batterymarch International Equity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Batterymarch International Equity Trust	47

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

48	Legg Mason Batterymarch International Equity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Batterymarch International Equity Trust	49

Interested Director[3]
Mark R. Fetting
Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	None
Executive Officers
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President (Acting) and Chief Executive Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

50	Legg Mason Batterymarch International Equity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch International Equity Trust	51

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”).

[3]

Mr. Fetting is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

52	Legg Mason Batterymarch International Equity Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	99.43	%*
Foreign taxes paid per share	$0.045762

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Batterymarch

International Equity Trust

Directors

Mark R. Fetting Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch International Equity Trust

The Fund is a separate investment series of Legg Mason Global Trust, Inc.

Legg Mason Batterymarch International Equity Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch International Equity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 2/11 SR11-1293

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,700 in 2009 and $93,242 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,000 in 2009 and $9,000 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Trust, Inc. the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Trust, Inc. during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Global Trust, Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Trust, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President (Acting) and Chief Executive Officer of Legg Mason Global Trust, Inc.

Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President (Acting) and Chief Executive Officer of Legg Mason Global Trust, Inc.

Date: February 25, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Global Trust, Inc.

Date: February 25, 2010